                        HARTFORD LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                Glenn D. Lammey

does hereby authorize Richard J. Wirth, Sarah M. Patterson, Christopher M. Grinnell, Sadie R. Gordon, and/or Lisa Proch, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Glenn D. Lammey                                   Dated as of November 10, 2010
       ----------------------------------------------------
       Glenn D. Lammey

                                   APPENDIX A

Hartford Life Insurance Company Power of Attorney
Dated as of November 10, 2010
Filed on Form N-4
File Numbers:

033-06952                            333-119419
033-17207                            333-119422
033-19943                            333-136543
033-19944                            333-136547
033-19945                            333-145655
033-19946                            333-148553
033-19947                            333-148554
033-19948                            333-148563
033-19949                            333-148564
033-59541                            333-148570
033-73566                            333-151805
033-73570                            333-159545
033-80738                            333-19605
333-101923                           333-35000
333-101925                           333-36132
333-101927                           333-36136
333-101929                           333-36138
333-101931                           333-39604
333-101932                           333-39612
333-101934                           333-40414
333-101937                           333-41213
333-101938                           333-45301
333-101940                           333-50467
333-101942                           333-52711
333-101944                           333-66343
333-101946                           333-66939
333-101948                           333-68463
333-101950                           333-69439
333-101952                           333-69475
333-101954                           333-69485
333-102625                           333-69489
333-104356                           333-69493
333-105252                           333-70153
333-105253                           333-72042
333-105254                           333-91925
333-105260                           333-91927
333-105266                           333-91929
333-105270                           333-168986
333-119414                           333-168988
333-119415                           333-168990
333-119417

                        HARTFORD LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                               Gregory McGreevey

does hereby authorize Richard J. Wirth, Sarah M. Patterson, Christopher M. Grinnell, Sadie R. Gordon, and/or Lisa Proch, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Gregory McGreevey                                 Dated as of November 10, 2010
       ----------------------------------------------------
       Gregory McGreevey

                                   APPENDIX A

Hartford Life Insurance Company Power of Attorney
Dated as of November 10, 2010
Filed on Form N-4
File Numbers:

033-06952                            333-119419
033-17207                            333-119422
033-19943                            333-136543
033-19944                            333-136547
033-19945                            333-145655
033-19946                            333-148553
033-19947                            333-148554
033-19948                            333-148563
033-19949                            333-148564
033-59541                            333-148570
033-73566                            333-151805
033-73570                            333-159545
033-80738                            333-19605
333-101923                           333-35000
333-101925                           333-36132
333-101927                           333-36136
333-101929                           333-36138
333-101931                           333-39604
333-101932                           333-39612
333-101934                           333-40414
333-101937                           333-41213
333-101938                           333-45301
333-101940                           333-50467
333-101942                           333-52711
333-101944                           333-66343
333-101946                           333-66939
333-101948                           333-68463
333-101950                           333-69439
333-101952                           333-69475
333-101954                           333-69485
333-102625                           333-69489
333-104356                           333-69493
333-105252                           333-70153
333-105253                           333-72042
333-105254                           333-91925
333-105260                           333-91927
333-105266                           333-91929
333-105270                           333-168986
333-119414                           333-168988
333-119415                           333-168990
333-119417

                        HARTFORD LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                               David N. Levenson

does hereby authorize Richard J. Wirth, Sarah M. Patterson, Christopher M. Grinnell, Sadie R. Gordon, and/or Lisa Proch, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:    /s/ David N. Levenson                                 Dated as of November 10, 2010
       ----------------------------------------------------
       David N. Levenson

                                   APPENDIX A

Hartford Life Insurance Company Power of Attorney
Dated as of November 10, 2010
Filed on Form N-4
File Numbers:

033-06952                            333-119419
033-17207                            333-119422
033-19943                            333-136543
033-19944                            333-136547
033-19945                            333-145655
033-19946                            333-148553
033-19947                            333-148554
033-19948                            333-148563
033-19949                            333-148564
033-59541                            333-148570
033-73566                            333-151805
033-73570                            333-159545
033-80738                            333-19605
333-101923                           333-35000
333-101925                           333-36132
333-101927                           333-36136
333-101929                           333-36138
333-101931                           333-39604
333-101932                           333-39612
333-101934                           333-40414
333-101937                           333-41213
333-101938                           333-45301
333-101940                           333-50467
333-101942                           333-52711
333-101944                           333-66343
333-101946                           333-66939
333-101948                           333-68463
333-101950                           333-69439
333-101952                           333-69475
333-101954                           333-69485
333-102625                           333-69489
333-104356                           333-69493
333-105252                           333-70153
333-105253                           333-72042
333-105254                           333-91925
333-105260                           333-91927
333-105266                           333-91929
333-105270                           333-168986
333-119414                           333-168988
333-119415                           333-168990
333-119417